UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On April 14, 2016, the Board of Directors of Adaptimmune Therapeutics plc (the “Company”) approved the appointment of Peter Thompson, M.D. as a member of the Company’s Audit Committee effective immediately. David M. Mott has resigned from his position as a member of the Audit Committee, but continues to serve as a member of the Board of Directors and as Chairperson of the Company’s Remuneration Committee. Following Dr. Thompson’s appointment, the Audit Committee comprises Mr. Lawrence M. Alleva (Chairperson), Mr. Ian Laing and Dr. Thompson, each of whom is an “independent director” as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and under applicable NASDAQ Stock Market Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: April 15, 2016	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary